Exhibit 77C
          Kemper Small Capitalization Equity Fund
          Form N-SAR for the period ended 3/31/98
          File No. 811-1702
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               73,167,971
                       WITHHELD           1,479,476

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               73,216,594
                       WITHHELD           1,430,853

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               73,201,684
                       WITHHELD           1,445,763

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               73,213,872
                       WITHHELD           1,433,575


























          Exhibit 77C
          Kemper Small Capitalization Equity Fund
          Form N-SAR for the period ended 3/31/98
          File No. 811-1702
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               73,209,820
                       WITHHELD           1,437,628

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               73,160,923
                       WITHHELD           1,486,525

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR               73,153,670
                       WITHHELD           1,493,777

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               73,233,097
                       WITHHELD           1,414,351

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR               73,157,826
                       WITHHELD           1,489,621


























          Exhibit 77C
          Kemper Small Capitalization Equity Fund
          Form N-SAR for the period ended 3/31/98
          File No. 811-1702
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       F0R               72,480,025
                       AGAINST              484,463
                       ABSTAIN            1,682,958

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       F0R               70,317,585
                       AGAINST            1,435,229
                       ABSTAIN            2,562,810

          Item 6:  New Rule 12B-1 Distribution Plan
                   (Class B shareholders only)

                       Vote             Number
                       ----             -----------
                       F0R               18,908,305
                       AGAINST              508,990
                       ABSTAIN            1,156,176

                   (Class C shareholders only)

                       Vote             Number
                       ----             -----------
                       F0R                1,373,043
                       AGAINST                7,818
                       ABSTAIN               26,960





























          Exhibit 77C
          Kemper Small Capitalization Equity Fund
          Form N-SAR for the period ended 3/31/98
          File No. 811-1702
          Page 4

          Item 7:  Approve changes in investment policies

                       Vote             Number
                       ----             -----------
                       F0R               63,418,719
                       AGAINST            3,399,185
                       ABSTAIN            4,350,361





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